SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant

                         to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)            December 30, 1999
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                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

         000-22407                                      22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)

   103 West End Avenue, Somerville, NJ                      08876
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (908) 704-1188
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On December 30, 1999, the Company issued a press release announcing the resignation of Dr. Mark S. Gold from the Board of Directors.

Item 7.  Financial Statements and Exhibits
                  (99) Additional Exhibits

         Copy of press release announcing the resignation of Dr. Mark S. Gold from the Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SVB Financial Services, Inc.
                                                        (Registrant)

Date   December 30, 1999                       By  /s/Keith B. McCarthy
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                                                  Keith B. McCarthy
                                                  Principal Accounting Officer